UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 10, 2025
BlackSky Technology Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-39113	83-1833760
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2411 Dulles Corner Park
Suite 300
Herndon,	Virginia	20171
(Address of principal executive offices)		(Zip code)
(703) 935-1930
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	BKSY	The New York Stock Exchange
Warrants, exercisable for shares of Class A common stock at an exercise price of $92.00 per share	BKSY.W	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.       Submission of Matters to a Vote of Security Holders.

On September 10, 2025, BlackSky Technology Inc. (the "Company") held its 2025 annual meeting of stockholders (the "Annual Meeting"). Holders of the Company's Class A common stock, par value $0.0001 per share, were entitled to one vote on each proposal for each share held as of the close of business on July 16, 2025, the record date for the Annual Meeting. The matters voted on at the Annual Meeting and the votes cast with respect to each such matter are set forth below:

1.    Election of Class I Directors.

Each of the following nominees was elected to serve as a Class I director and to hold office until the Company's 2028 annual meeting of stockholders and until his respective successor has been duly elected and qualified, or until such director's earlier death, resignation or removal, based on the following results of voting:

Nominee	For	Withheld	Broker Non-Votes
Magid Abraham	7,397,241	4,756,790	10,061,869
David DiDomenico	11,927,598	226,433	10,061,869

2.    Ratification of Appointment of Independent Registered Public Accounting Firm.

The appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2025 was ratified based on the following results of voting:

For	Against	Abstained	Broker Non-Votes
22,149,260	40,207	26,433	0

3.    Advisory Vote to Approve Compensation of Named Executive Officers.

The compensation of the Company's named executive officers, as disclosed in the Company's definitive proxy statement filed with the Securities and Exchange Commission on July 24, 2025, was approved on a non-binding, advisory basis based on the following results of voting:

For	Against	Abstained	Broker Non-Votes
11,396,212	622,546	135,273	10,061,869

4.    Advisory Vote on Frequency of Future Stockholder Advisory Votes on Compensation of Named Executive Officers.

The frequency of one year for future advisory votes to approve the compensation of the Company's named executive officers was approved on a non-binding, advisory basis based on the following results of voting:

One Year	Two Years	Three Years	Abstained	Broker Non-Votes
11,855,777	111,156	134,940	52,158	10,061,869

Based on the results of the vote, and consistent with the recommendation of the Company's board of directors (the "Board") with respect to the proposal, the Board has determined to hold a non-binding, advisory vote regarding named executive officer compensation annually until the next required non-binding, advisory stockholder vote on the frequency of holding future votes regarding named executive officer compensation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: September 11, 2025

BLACKSKY TECHNOLOGY INC.

By:	/s/ Christiana Lin
Name: Christiana Lin
Title: General Counsel and Chief Administrative Officer